Exhibit 99.1



                                CONTRACT OF SALE



                                   SYMS CORP,
                                     Seller


                                    - with -



                               SEITZ GROUP, INC.,
                                    Purchaser








               PREMISES: (i)   4500 W. Mockingbird Lane, Dallas, TX and

                         (ii)  4770 Mockingbird Lane, Dallas, Texas








                                GOLDFARB & FLEECE
                                 345 PARK AVENUE
                            NEW YORK, NEW YORK 10154


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                                TABLE OF CONTENTS


ARTICLE 1.   Sale of Premises and Acceptable Title.............................1
ARTICLE 2.   Purchase Price....................................................3
ARTICLE 3.   The Closing; Due Diligence Period.................................4
ARTICLE 4.   Representations and Warranties of Seller..........................7
ARTICLE 5.   Representations and Warranties of Purchaser......................10
ARTICLE 6.   Covenants of Seller..............................................11
ARTICLE 7.   Fire or Casualty; Condemnation; Violations.......................12
ARTICLE 8.   Conditions Precedent.............................................13
ARTICLE 9.   Seller's Closing Obligations.....................................13
ARTICLE 10.  Purchaser's Closing Obligations..................................14
ARTICLE 11.  Apportionments and Other Payments................................15
ARTICLE 12.  Termination and Remedies.........................................16
ARTICLE 13.  Broker...........................................................17
ARTICLE 14.  Notices..........................................................18
ARTICLE 15.  Miscellaneous....................................................18
ARTICLE 16.  Escrow of Downpayment............................................21
ARTICLE 17.  Limitations on Survival of Representations, Warranties, Covenants
             and Other Obligations............................................23
ARTICLE 18   Release..........................................................26


EXHIBITS

          1    Description of Land
          2    Permitted Exceptions
          3    Form of Bill of Sale

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     CONTRACT dated February 3, 2005, between SYMS CORP, a New Jersey corporation having an office at One Syms Way, Secaucus, New Jersey 07094 ("Seller" and SEITZ GROUP, INC., a Texas corporation, having an office at Suite 110, 2805 Dallas Parkway, Plano, Texas 75093, ("Purchaser").

     Seller and Purchaser hereby covenant and agree as follows:

                ARTICLE 1. Sale of Premises and Acceptable Title

     Section 1.01. Seller shall sell to Purchaser and Purchaser shall purchase from Seller, at the price and upon the terms and conditions set forth in this contract: (a) the land more particularly described on Exhibit 1 attached to and made a part of this contract (the "Land"); (b) all buildings and improvements situated on the Land (collectively, "Buildings"); (c) all right, title and interest of Seller, if any, in and to the land lying in the bed of any street or highway in front of or adjoining the Land to the center line thereof; (d) the appurtenances and all the estate and rights of Seller in and to the Land and Building; and (e) all right, title and interest of Seller, if any, in and to the fixtures, machinery, equipment and other personal property attached or appurtenant to or used in connection with the Land and/or Building including but not limited to the plumbing, heating, ventilating, lighting and air conditioning systems (the "Personal Property"). The Land, Building and other interests being sold and purchased as provided in this Section 1.01 are referred to, collectively, as the "Premises".

     Section 1.02. (a) Seller shall convey and Purchaser shall accept fee simple title to the Premises in accordance with the terms of this contract, subject to the matters ("Permitted Exceptions") set forth in Exhibit 2 attached to and made a part of this contract.

     (b) Purchaser's title to the Premises shall be insured by the issuance by American Title Company, 6029 Beltline Road, Suite 250, Dallas, Texas 75240,
Attention: Carole Badgett ("Title Company") of a standard form owner's policy of title insurance (the "Title Policy") at the Closing in favor of Purchaser insuring that title to the Premises is vested in Purchaser, subject only to (i) the Permitted Exceptions (hereinafter defined); and (ii) such other exceptions as Purchaser may approve.

     (c) The date of execution and unconditional delivery of this contract by Seller and Purchaser is referred to herein as the "Effective Date". Within thirty (30) days of the Effective Date, Purchaser shall obtain and provide Seller copies of (i) a commitment by the Title Company to issue the Title Policy (the "Title Commitment"), together with copies of all items referenced therein and (ii) a survey of the Premises (the "Survey"). Purchaser shall give written notice to Seller of any title encumbrances noted in the Title Commitment or matters contained on the Survey that are not Permitted Exceptions to which Purchaser objects prior to the expiration of the Due Diligence Period (as such term is hereinafter defined). Except as provided in Section 1.02(d), Seller may, but shall not be obligated to cure the matter or matters set forth therein. Within thirty (30) days after receipt of such notice, Seller shall notify Purchaser of any such matters that Seller will not cure. If Seller fails or elects not to cure any matter set forth in such notice within said thirty (30) day period or by such later date to which Purchaser shall be willing to extend such period, then Purchaser may elect either (i) to take title subject to such defect without any diminution in the Purchase Price or (ii) terminate this contract by written notice to Seller, whereupon the Downpayment (as hereinafter defined) shall be returned to Purchaser. Any matters in the Title Commitment or Survey to which Purchaser does not timely object shall be deemed to be Permitted Exceptions.

     (d) Notwithstanding the foregoing, Seller agrees to cause to have discharged or bonded all monetary liens of record affecting all or any portion of the Premises on the Closing Date (including deeds of trust, mortgages or other security interests). Seller further agrees to satisfy and/or bond over any liens and/or judgments against Seller to the extent that the Title Company is taking exception to same. Notwithstanding the foregoing, in lieu of satisfying any liens which Seller may elect or is obligated to satisfy under this contract, Seller may deposit with the Title Company such amount of money, or otherwise provide to the Title Company guaranties or security, as may be determined by the Title Company as being sufficient to induce the Title Company to either omit the same from Purchaser's and its lender's title insurance policies or to affirmatively insure Purchaser and its lender against collection of such liens out of or against the Property; provided that, such affirmative coverage shall be at no additional premium to Purchaser. Seller shall obtain and deliver to the Title Company a demand for payment from any lien holder of record whose lien is to be discharged at the Closing, and after approval of such demand by Seller, the Title Company shall pay such demand at the Closing.

                            ARTICLE 2. Purchase Price

     Section 2.01. The purchase price ("Purchase Price") to be paid by Purchaser to Seller for the Premises is THIRTEEN MILLION FIVE HUNDRED THOUSAND and 00/100 ($13,500,000.00) DOLLARS payable as follows:

     (a) ONE HUNDRED THOUSAND and 00/100 ($100,000.00) DOLLARS upon execution and delivery of this contract, by check, subject to collection, to the order of the Title Company as Escrow Agent (hereinafter the Title Company is sometimes referred to as the "Escrow Agent"), who shall hold and shall disburse the proceeds of said check ("Initial Downpayment"), and interest earned thereon, in accordance with the provisions of Section 16.01 hereof;

     (b) TWO HUNDRED THOUSAND and 00/100 ($200,000.00) DOLLARS ("Additional Downpayment") upon expiration of the Due Diligence Period (as hereinafter defined in Section 3.02) by immediately available federal funds transferred to the trust account of Escrow Agent to be held in accordance with the provision of
Section 16.01 hereof. The Initial Downpayment and the Additional Downpayment are sometimes hereinafter collectively referred to as the "Downpayment"; and

     (c) the balance of the Purchase Price, or THIRTEEN MILLION TWO HUNDRED THOUSAND and 00/100 ($13,200,000.00) DOLLARS, at the Closing by immediately available federal funds transferred to the Escrow Agent for disbursement to Seller in accordance with Seller's wire instructions in the event Seller has vacated the Premises on or before the Closing. In the event Seller elects not to vacate the Premises on or before the Closing as set forth in Section 3.01(b) hereof, the balance of the Purchase Price to the trust account of Escrow Agent at Closing to be held in accordance with the provision of

Section 16.01 hereof until the Post-Closing Surrender Date (as hereinafter defined).

     (d) Seller has received from Purchaser FIFTY and 00/100 ($50.00) DOLLARS, which Seller and Purchaser have negotiated and agreed upon as consideration for Seller's execution and delivery of this contract. Such amount is in addition to and independent of any other consideration or payment provided for in this contract and will not be refunded in any event.

                  ARTICLE 3. The Closing; Due Diligence Period

     Section 3.01. (a) Except as otherwise provided in this contract, the closing of title pursuant to this contract ("Closing") shall take place on the date which is thirty (30) days next following the expiration of the Due Diligence Period (as such term is hereinafter defined) (the actual date of the Closing is referred to as the "Closing Date") at 10:00 A.M., in escrow through the Title Company.

     (b) Notwithstanding anything to the contrary contained herein, Purchaser and Seller acknowledge that Seller shall (i) not be required to vacate the Premises until the date which is ninety (90) days next following the Closing Date (such period the "Post-Closing Possession Period" and the earlier of (a) the ninetieth (90th) day next following the Closing Date and (b) the date on which Seller actually vacates the Premises, hereinafter the "Post-Closing Surrender Date") and (ii) be permitted to continue its normal business operation at the Premises until the Post-Closing Surrender Date. Seller shall not be required to pay Purchaser any charges in connection with Seller's occupancy of the Premises during the Post-Closing Possession Period, including, but not limited to, rent, use and occupancy charges, taxes or any other charges whatsoever; provided, however, Seller shall remain responsible for all utilities consumed by Seller on the basis of the last available reading taken within fifteen (15) days prior to the Post-Closing Surrender Date. Purchaser and Purchaser's agents shall use reasonable efforts to minimize interference with Seller's normal business operations at the Premises during such period. The provisions of this Section 3.01(b) shall survive the Closing.

     Section 3.02. (a) Purchaser shall have a period of time (the "Due Diligence Period"), commencing on the Effective Date and expiring at 5:00 P.M., Eastern Time on the one hundred eightieth (180th) day next following the Effective Date, time being of the essence, to conduct a due diligence review of the Premises. If in Purchaser's sole discretion Purchaser decides to terminate this transaction prior to the expiration of the Due Diligence Period, Purchaser may send notification of its termination of this contract to Seller. Time shall be of the essence as to the serving of such notice. Upon the giving of Purchaser's notice of termination, this Contract shall be deemed terminated and neither party under this contract shall have any further obligation to the other (except as to Article 13) and, the Initial Downpayment shall be promptly paid by Escrow Agent to (i) Purchaser, if Purchaser terminates this Contract on or before the one hundred twentieth (120th) day next following the Effective Date or (ii) Seller, if Purchaser terminates this Contract on or after the one hundred twenty-first (121st) day next following the Effective Date. Any notice of termination given by Purchaser after the expiration of the Due Diligence Period with respect to this Section 3.02 shall have no force and effect. Seller shall have the right to terminate this contract in the event that Purchaser does not provide proof to Seller within fifteen (15) business days after the Effective Date that Purchaser has ordered zoning, environmental, and engineering reports in accordance with the provisions of this Section 3.02.

     (b) Seller agrees that Purchaser and Purchaser's agents, representatives, architect(s), engineer(s) and employees shall have access to the Premises upon reasonable prior notice to the Seller at any time during normal business hours and from time to time in order to perform such engineering surveys, environmental site assessments (including typical non-invasive testing and sampling) and other tests, surveys and studies of the Premises, as the Purchaser may deem necessary or appropriate. Purchaser shall pay all costs and expenses of any such investigations and activities and shall indemnify, defend and hold Seller harmless from all liens, damages, costs and liabilities (including reasonable attorneys fees) to person and/or property caused by Purchaser's and/or Purchaser's agents activities on the Premises, which indemnification shall survive the Closing or earlier termination of this contract. Purchaser agrees that, in making any physical or environmental inspections of the Premises,

(i) Purchaser or Purchaser's agents will carry not less than TWO MILLION and 00/100 ($2,000,000.00) DOLLARS comprehensive general liability insurance with contractual liability endorsement which insures Purchaser's indemnity obligations hereunder, and, upon request of Seller, will provide Seller with written evidence of same and (ii) Purchaser or Purchaser's agents shall use reasonable efforts to minimize interference with Seller's normal business operations at the Premises.

     (c) Purchaser agrees to provide Seller with a copy of any reports or studies commissioned by Purchaser with respect to the Premises within five (5) days of receipt thereof, which agreement shall survive Closing. Purchaser will not disclose the results of any testing performed by Purchaser at the Premises to any party other than Seller, Purchaser's proposed partners, investors, lenders, tenants, accountants and/or attorneys or if otherwise required by law, provided Purchaser obtains a similar agreement regarding confidentiality from such parties. The parties agree that the two immediately preceding sentences shall survive the termination of this contract and any breach shall be actionable by the aggrieved party.

     (d) Except as otherwise set forth herein, Seller makes no representations or warranties as to whether the Premises contains Hazardous Materials (as hereinafter defined) or pertaining to the extent, location or nature of same. Further, to the extent that Seller has provided to Purchaser information from any inspection, engineering or environmental reports, Seller makes no representations or warranties with respect to the accuracy or completeness, methodology of preparation or otherwise concerning the contents of such reports. Purchaser acknowledges that Seller has requested Purchaser to inspect fully the Premises and investigate all matters relevant thereto and to rely solely upon the results of Purchaser's own inspections or other information obtained or otherwise available to Purchaser, rather than any information (other than that specifically embodied in this contract or the Exhibits annexed hereto) that may have been provided by Seller to Purchaser.

     (e) By the expiration of the Due Diligence Period, Purchaser shall have thoroughly inspected or waived its right to inspect the Premises and its operation, and accordingly, but subject to the express representations and warranties of Seller set forth in this contract, Purchaser agrees to take the Premises "as is" in its present condition "with all faults" as of the date of the expiration of the Due Diligence Period, and subject to reasonable use, wear and tear and natural deterioration between the expiration of the Due Diligence Period and the Closing Date.

     (f) Within ten (10) days of the Effective Date, Seller shall provide Purchaser with copies of all surveys, site plans, studies, engineering reports, environmental studies, agreements pertaining to any water rights or supply, if any, and other materials in Seller's actual possession relating to the Premises. If this Agreement is terminated, the information provided will be returned to Seller; otherwise Purchaser may retain the information. Purchaser will hold in strict confidence all documents, data and information obtained from the Seller (but may share same with Purchaser's proposed partners, investors, lenders, tenants, accountants and/or attorneys or if otherwise required by law, provided Purchaser obtains a similar agreement regarding confidentiality from such parties) and, if the Closing does not occur, Purchaser will return the same to the Seller. The parties agree that the two immediately preceding sentences shall survive the termination of the contract and any breach shall be actionable by the aggrieved party.

               ARTICLE 4. Representations and Warranties of Seller

     Section 4.01. As an inducement to Purchaser to purchase the Premises and intending that the warranties and representations contained in this Section and the provisions of Section 4.01 shall survive the Closing for a period of ninety
(90) days, Seller warrants and represents to Purchaser as follows:

     (a) Seller is the sole occupant of the Premises.

     (b) On the Closing Date, no leasing commission, brokerage fee or other compensation of any kind ("Commissions") will be due or shall thereafter become payable by Seller or Purchaser or any other person or entity to any person or entity with respect to the leasing of any space at the Premises.

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     (c) The Premises is not subject to any outstanding leases, ground leases agreements of sale or any options, or other rights of third parties to acquire any interest therein (except as contained in this contract).

     (d) To the best of Seller's knowledge, no condemnation proceedings, eminent domain proceedings or similar actions or proceedings are now pending with respect to the Premises.

     (e) Seller has not entered into any real estate, management, supply, promotional, operating, leasing, maintenance, security or service contracts other than those which Seller will terminate as of the Closing Date which will be binding upon Purchaser after the Closing.

     (f) Seller is not a party to any litigation, arbitration or administrative proceeding (x) with any person or entity having or claiming any interest in the Premises, or (y) which affects or questions Seller's title to the Premises or Seller's ability to perform its obligations under this contract; and, to the best knowledge of Seller, there is no other litigation relating to the Premises.

     (g) Neither the execution of this contract nor the consummation by Seller of the transactions contemplated by this contract will (i) conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default, or result in a termination of, any agreement or instrument to which Seller is a party or (ii) violate any restriction to which Seller is subject.

     (h) Seller is duly organized, validly existing and in good standing as a corporation under the laws of the State of New Jersey and as such is qualified to transact business in the State of Texas.

     (i) Seller has all requisite power and authority, has taken all actions required by its organizational documents and applicable law, and has obtained all consents which are necessary to authorize or enable it to execute and deliver this contract and to

                                       8

consummate the transactions contemplated in this contract. The individual executing this contract on Seller's behalf has been duly authorized and is empowered to bind Seller to this contract.

     (j) As of the date hereof, Seller has not received any outstanding written notice from any governmental authority that all or any portion of the Premises is in violation of any applicable building codes or any applicable environmental law, zoning law or land use law, or any other applicable local, state or federal law or regulation relating to the Premises. Seller shall notify Purchaser in writing of any such violations promptly after Seller receives notice that the Premises do not comply with any applicable laws, statutes or ordinances.

     (k) To Seller's knowledge, without any independent investigation being made by Seller and subject to any matters disclosed in any environmental report delivered by Seller hereunder and/or in any environmental report ordered by Purchaser, if any, there are no Hazardous Materials on the Premises. "Hazardous Materials" means any hazardous or toxic waste, substance or material defined in any federal, state, local or other statute, law, ordinance, code, rule, regulation, order or decree, or any substance which is toxic, explosive, corrosive, flammable or any substance which contains gasoline, diesel fuel or other petroleum hydrocarbons, polychlorinated biphenyls (PCBs), or radon gas, urea formaldehyde, asbestos or lead.

     Section 4.02. Seller shall notify Purchaser in writing promptly after Seller becomes aware that any of the representations and warranties made by Seller in this contract are no longer true or correct in all material respects. If Seller notifies Purchaser in writing prior to the Closing that any of Seller's representations or warranties other than the representation set forth in Section 4.01(d) are no longer true and correct in all material respects, then Purchaser, as Purchaser's sole remedy, provided Seller has failed to cure the aforesaid within thirty (30) days after notice from Purchaser, shall have the right to either (a) waive such representation or warranty that is no longer true or correct and proceed with the Closing, thereby waiving any claim that Purchaser may have against Seller as a result of such representation or warranty no longer being true or correct or (b) terminate this contract, in which event the

                                       9

Downpayment shall be immediately returned to Purchaser and neither Seller nor Purchaser shall have any further duties, obligations or liabilities under this contract, except as may be otherwise expressly provided in this contract. If Purchaser determines within ninety (90) days after the Closing that any of Seller's representations or warranties set forth in this contract were not true or correct in any material respect at the time of Closing, then, in such event, Purchaser shall have the right to bring a cause of action against Seller and Seller shall be liable for any and all actual damages that Purchaser may suffer or incur as a result to such representation or warranty not being true or correct in any material respect provided Purchaser has brought such cause of action within such ninety (90) day period.

             ARTICLE 5. Representations and Warranties of Purchaser

     Section 5.01. As an inducement to Seller to sell the Premises and intending that the warranties and representations contained in this Section shall survive the Closing for a period of ninety (90) days, Purchaser warrants and represents to Seller as follows:

     (a) Neither the execution of this contract nor the consummation by Purchaser of the transaction contemplated by this contract will (i) conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default, or result in a termination of, any agreement or instrument to which Purchaser is a party, (ii) violate any restriction to which Purchaser is subject or (iii) constitute a violation of any applicable code, resolution, law, statute, regulation, ordinance, judgment, rule, decree or order of which Purchaser is aware.

     (b) Purchaser is duly organized, validly existing and in good standing under the laws of the State of Texas.

     (c) Purchaser has all requisite power and authority, has taken all actions required by its organizational documents and applicable law and has obtained all consents which are necessary to authorize or enable it to execute and deliver this contract and to consummate the transactions contemplated in this contract. The individual executing this contract on Purchaser's behalf have been duly authorized and are empowered to bind Pur-

                                       10

chaser to this contract.

     (d) Purchaser acknowledges that in entering into this contract, Purchaser has not been induced by and has not relied upon any representations, warranties or statements, whether express or implied, made by Seller or any agent, employee or other representative of Seller or by any broker or any other person representing or purporting to represent Seller, which are not expressly set forth in this contract, whether or not any such representations, warranties or statements were made in writing or orally.

                         ARTICLE 6. Covenants of Seller

     Section 6.01. Seller shall remove all fixtures, equipment and personal property from the Premises prior to the Closing.

     Section 6.02. Seller shall maintain (or cause the maintenance of) the Premises through Closing in its present condition, reasonable use, wear and tear, natural deterioration and casualty excepted.

     Section 6.03. Seller shall maintain (or cause the maintenance of) all casualty, liability and hazard insurance currently in force with respect to the Premises through Closing.

     Section 6.04. Seller shall obtain the prior written consent of Purchaser prior to the making or permitting of any material physical alteration of the Premises other than the making of necessary repairs or as required by law. To the extent the approval of Purchaser is requested above, Purchaser hereby agrees that its approval or disapproval shall be given Seller in writing within ten
(10) days of Purchaser's receipt of a request therefor.

     Section 6.05. Seller shall not cause the Premises or any interest therein to be alienated or further encumbered. Seller shall not enter into any new lease prior to the Closing.

     Section 6.06. In the event Seller shall elect not to vacate the Premises on or before the Closing Date, the provisions of this Article 6 shall survive until the Post-Closing

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Surrender Date.

              ARTICLE 7. Fire or Casualty; Condemnation; Violations

     Section 7.01. (a) Seller agrees to give Purchaser reasonably prompt notice of any fire or other casualty at the Premises or of any actual taking by condemnation or eminent domain of all or any part of the Premises, occurring between the date hereof and the Closing, of which Seller has knowledge.

     (b) Material Event. If, prior to Closing (1) seventy-five percent (75%) or more of the Building is destroyed, or (2) twenty percent (20%) or more of the Premises is permanently taken under power of eminent domain, Purchaser may elect to terminate this contract by giving written notice of its election to Seller within fourteen (14) days after receiving notice of such destruction or taking. If Purchaser does not give such written notice within such fourteen (14) day period, this transaction shall be consummated on the date and at the Purchase Price provided for in Article 2, and Seller will assign to Purchaser all required proofs of loss, assignments of claims and other similar items and the physical damage proceeds of any insurance policy(ies) payable to Seller, or Seller's portion of any condemnation award, in both cases, up to the amount of the Purchase Price, and, if an insured casualty, pay to Purchaser the amount of any deductible but not to exceed the amount of the loss. Notwithstanding the foregoing, recognizing that Purchaser contemplates demolishing the improvements upon the Property, this Section 7.01(b) shall not be construed to give Purchaser the right to cancel this Contract due to the occurrence of damage to improvements upon the Property if the damage does not materially change the cost of developing the Property for Purchaser's purposes, Purchaser's development would not be materially (i.e., more than ninety (90) days) delayed as a result of the damage and the existence of such damages does not impose material liabilities upon Purchaser.

     (c) Immaterial Event.If, prior to Closing, there shall be destruction or taking by eminent domain which does not rise to the threshold set forth in subsection (b) above, Purchaser shall close this transaction on the date and at the Purchase Price agreed

                                       12

upon in Article 2, and Seller will assign to Purchaser all required proofs of loss, assignments of claims and other similar items and the physical damage proceeds of any insurance policies payable to Seller, or Seller's portion of any condemnation award, in both cases, up to the amount of the Purchase Price and, if an insured casualty, pay to up to the amount of the Purchase Price but not to exceed the amount of the loss.

     (d) Termination and Return of Downpayment. If Purchaser elects to terminate this contract pursuant to this Section (b) above, and if Purchaser is not, on the date of such election, in default under this contract, Seller shall promptly direct Escrow Agent to return the Downpayment to Purchaser.

     (e) So long as this contract remains in full force and effect, Seller shall cooperate and coordinate with Purchaser in the negotiation and settlement of insurance proceeds and condemnation awards. Purchaser agrees to cooperate in good faith with Seller and shall not unreasonably withhold any consent requested by Seller in connection with the foregoing Section 7.01.

                         ARTICLE 8. Conditions Precedent

     Section 8.01. Purchaser's obligation to consummate the acquisition of the Premises pursuant to the terms of this contract is subject to and conditioned upon Seller having performed all obligations which it is required to perform pursuant to the provisions of this contract.

     Section 8.02. Seller's obligation to consummate the sale of the Premises pursuant to the terms of this contract is subject to and conditioned upon Purchaser having performed all obligations which it is required to perform pursuant to the provisions of this contract.

                     ARTICLE 9. Seller's Closing Obligations

     At the Closing, Seller shall deliver the following to Purchaser:

     Section 9.01. A duly executed special warranty deed in Texas form from Seller, conveying to Purchaser good and marketable fee simple title to the Premises, subject only

                                       13

to the Permitted Exceptions.

     Section 9.02. All plans and specifications for the Premises which are in the control or possession of Seller and all lease files, maintenance records, engineering/architectural records and trade name registrations, if any, in the control or possession of Seller with respect to the Premises.

     Section 9.03. A Bill of Sale from Seller conveying to Purchaser the Personal Premises, if any, in the form annexed hereto as Exhibit 3.

     Section 9.04. Keys to all entrance doors to, and equipment, storage and utility rooms located in, the Premises, in Seller's possession or control, which keys shall be properly tagged for identification. In the event Seller elects not to vacate the Premises on or before Closing, such keys shall be delivered to Purchaser on the Post-Closing Surrender Date.

     Section 9.05. A Non-foreign affidavit with respect to Seller as required by IRC Section 1445(b)(2) and the regulations issued thereunder.

     Section 9.06. Such other documents as are required by the terms of this contract.

     Section 9.07. Such other instruments, affidavits and tax returns as are customarily executed by the seller of an interest in real property in Dallas County, Texas in connection with the recording of a deed (provided that Seller shall not be required to provide any representation to the Title Company in addition to any representation contained herein except for the standard Affidavit as to Debts, Liens and Parties-in-Possession, provided same is reasonably acceptable to Seller).

     Section 9.08. Organizational and authority documents of Seller reasonably required by the Title Company in connection with the issuance of the Title Policy.

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                   ARTICLE 10. Purchaser's Closing Obligations

     At the Closing, Purchaser shall deliver the following to Seller:

     Section 10.01. The balance of the Purchase Price, as specified in Section 2.01(c).

     Section 10.02. A letter authorizing the Escrow Agent to disburse the Downpayment and interest earned thereon to Seller.

     Section 10.03. Such other documents as are required by the terms of this contract.

     Section 10.04. Such other instruments, affidavits and tax returns as are customarily executed by the Purchaser of an interest of real property in Dallas County, Texas in connection with the recording of a deed.

     Section 10.05. Organizational and authority documents of Purchaser reasonably required by the Title Company in connection with the issuance of the Title Policy.

                  ARTICLE 11. Apportionments and Other Payments

     Section 11.01. The following apportionments, as of 11:59 p.m. of the day immediately prior to the Closing Date, shall be made at the Closing:

     (a) Real estate taxes calculated on a fiscal year basis; and

     (b) Water and sewer service and other utilities as measured by meters, apportioned on the basis of the last available reading taken within fifteen (15) days prior to the Closing Date, subject to adjustment after the Closing when the next reading is available.

     Any installment of general and special assessments due and payable prior to the Closing Date shall be paid by Seller and any installment due and payable on or after the Closing Date shall be payable by Purchaser. If the Closing shall occur before the amount of real estate taxes are fixed for the calendar year in which the Closing occurs, the apportionment of taxes at the Closing shall be based upon the real estate taxes for the immediately preceding calendar year. Promptly after the taxes are fixed for the year in which the Closing occurs, the apportionment thereof shall be recomputed. Any discrepancy resulting from such recomputation and any errors or omissions in computing any apportionments at the Closing shall be promptly corrected. Purchaser shall not withdraw, settle or otherwise compromise any pending real estate protest or reduction proceeding without Seller's consent and if necessary, Purchaser shall appoint Seller as Purchaser's agent to continue such proceedings. All refunds or reductions in real estate taxes for tax years prior to the Closing Date shall belong solely to Seller, whether payable before or after the Closing Date. Purchaser shall hold such proceeds received after Closing in trust for Seller and shall promptly pay Seller the sums to which Seller is entitled pursuant to this Section. If such proceedings shall involve tax years in which Purchaser is owner of the Premises, Purchaser agrees that an equitable portion of the fees payable on a "contingent fee basis" to the party retained to prosecute such proceedings may be deducted from any tax refund received or shall be directly paid on the basis of the contingency agreement if the benefit is other than a refund.

     Section 11.02. Each party shall pay its own legal fees incidental to the execution of this contract and the consummation of the transaction contemplated hereby. Both Seller and Purchaser shall share equally in the payment of escrow fees. Seller shall pay the costs of (i) the premium for the Title Policy (excluding the costs of any endorsements thereto). Purchaser shall pay all costs in connection with (i) its due diligence review of the Premises, (ii) any endorsements to the Title Policy and the premium for any loan policy, (iii) the preparation of a new survey for the Premises and (iv) all recording charges in connection with the Deed.

     Section 11.03. The provisions of this Section 11 shall survive the Closing. Any errors or omissions in computing apportionments or other costs of the closing shall be corrected by the parties as soon as practicable thereafter.

                      ARTICLE 12. Termination and Remedies

     Section 12.01. If Seller shall have failed in any material respect to have performed any of the covenants and/or agreements contained herein which are to be performed by Seller, or if any of the conditions precedent to Purchaser's obligation to consummate the transactions contemplated hereby shall have failed to occur, Purchaser may as its sole remedy, except as otherwise expressly set forth in Section 4.02 hereof, either (i) terminate this contract in its entirety by giving written notice of termination to Seller, in which event the Downpayment (or such portion as has theretofore been paid), shall be promptly returned to Purchaser by the Escrow Agent as liquidated damages for all loss, damage and expense suffered by Seller, including, without limitation, the loss of its bargain or (ii) seek to enforce specific performance of this contract.

     Section 12.02. Purchaser and Seller agree that in the event of a default or breach of this contract by Purchaser, Seller will be damaged and will be entitled to compensation for these damages, but that such damages will be extremely difficult and impractical to ascertain for the following reasons: (a) the damages to which Seller would be entitled in a court of law will be based on the difference between the actual value of the Premises on the Closing Date and the Purchase Price for the Premises as set forth in this contract, and proof of the amount of these damages will be based on opinions of value of the Premises, which can vary in significant amounts; and (b) it is impossible to predict as of the Closing Date. In addition, both Purchaser and Seller wish to avoid the cost and lengthy delays which would result if Seller filed a lawsuit to collect damages for breach of this contract. Finally, Purchaser desires to limit the amount of damages for which Purchaser might be liable to Seller should Purchaser breach this contract. Therefore, Purchaser and Seller hereby agree that the Downpayment shall be deemed to constitute a reasonable estimate of the Seller's damages. It is agreed that Seller's sole and exclusive remedy in the event of such default shall be retention of said amount as liquidated damages. Seller hereby waives any rights to specific performance or damages other than as set forth herein.

                               ARTICLE 13. Broker

     Section 13.01. Seller and Purchaser represent and warrant to each other that neither party dealt with any brokers in connection with this transaction other than Princeton Partners.

Seller agrees to pay Princeton Partners pursuant to a separate agreement. Each party hereby indemnifies and agrees to, defend and save the other harmless of and from all loss, cost, liability and expense, including reasonable attorney's fees, arising out of the breach by the other of the representations and warranties contained in this Section 13.01.

     Section 13.02. The provisions of this Article 13 shall survive the Closing or, if the Closing does not occur for any reason, shall survive the termination of this contract.

                               ARTICLE 14. Notices

     Section 14.01. All notices required or desired to be given under this contract shall be in writing and shall be sent by Federal Express or other nationally recognized overnight delivery service, addressed to Seller at the address set forth on Page 1 of this contract, Attention: Sy Syms and to Purchaser at its address set forth on Page 1 of this contract, with a copy thereof to be sent in the manner herein provided, addressed to the attorneys for the other party, or at such other addresses as shall be designated by Seller or Purchaser by notice given in the manner herein provided. Any notice executed by Goldfarb & Fleece, 345 Park Avenue, New York, New York 10154, Attention: Marc J. Becker, Esq. attorneys for Seller, or Haynes and Boone, LLP, Suite 3100, 901 Main Street, Dallas, Texas 75202, Attention: William C. Wilshusen, Esq., attorneys for Purchaser, shall have the same force and effect as though signed by the principal each represents. Any such notice shall be deemed given on the next business day.

                            ARTICLE 15. Miscellaneous

     Section 15.01. This contract may be executed in any number of counterparts which together shall constitute the agreement of the parties. The Section headings herein contained are for purposes of identification only and shall not be considered in construing this contract.

     Section 15.02. Purchaser acknowledges that Seller may structure this transaction as a tax free exchange under IRC Section 1031 and agrees to execute such documents as Seller may reasonably request in connection therewith, provided such structure (i) imposes no additional obligations, liabilities or costs on Purchaser, (ii) shall not delay the Closing and (iii) does not require Purchaser to take title to any property other than the Property.

     Section 15.03. Purchaser may not assign this contract without first obtaining Seller's written consent which may be withheld in Seller's sole and absolute discretion; provided, however, that Purchaser may assign this contract to a limited partnership or other entity in which R. Eric Seitz (directly or indirectly) owns at least fifty (50%) percent of the ownership interests with notice to Seller, but without Seller's consent. Any assignment in contravention of this provision shall be void. No assignment shall release the Purchaser herein named from any obligation or liability under this contract.

     Section 15.04. This contract embodies and constitutes the entire understanding between the parties with respect to the transaction contemplated herein, and all prior agreements, understandings, representations and statements, oral or written, are merged into this contract. Neither this contract nor any provisions hereof may be waived, modified, amended, discharged or terminated except by an instrument signed by the party against whom the enforcement of such waiver, modification, amendment, discharge or termination is sought, and then only to the extent set forth in such instrument.

     Section 15.05. This contract shall be governed by, and construed in accordance with, the laws of the State of Texas.

     Section 15.06. This contract and the terms and provisions hereof shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, personal representatives, successors and permitted assigns.

     Section 15.07. This contract is executed by the authorized representatives of the parties, not individually, but solely on behalf of such parties. All persons dealing with any party must look solely to the assets of such party for the enforcement of any claim against it. The obligations hereunder are not binding upon, nor shall resort be had to the private property of any of the directors, officers, partners, shareholders, advisors, employees or agents of Purchaser or Seller.

     Section 15.08. In the event any portion of this contract shall be declared by any court of competent jurisdiction to be invalid, illegal or unenforceable, such portion shall be deemed severed from this contract and the remaining parts hereof shall remain in full force and effect, as fully as though such invalid, illegal or unenforceable portion had never been part of this contract.

     Section 15.09. Purchaser and Seller agree not to record this contract.

     Section 15.10. Each party agrees that at any time, or from time to time, upon written request of the other party, it will execute and deliver all such further documents, and do such other acts or things that may be reasonably required to confirm or consummate this transaction, provided that such request shall not increase the requested party's legal responsibilities or cause such party in incur any additional expense.

     Section 15.11. Seller and Purchaser agree to make reasonable efforts to keep to the terms of this contract confidential (but not the existence of the transaction) except with respect to the respective parties' agents, employees, attorneys, accountants or others with respect to whom there is a bona fide business purpose that justifies disclosure.

     Section 15.12. The delivery of the deed by Seller, and the acceptance thereof by Purchaser, shall be deemed the full performance and discharge of every obligation on the part of Seller to be performed hereunder, except those obligations of Seller which are expressly stated in this contract to survive the Closing.

     Section 15.13. The prevailing party in any litigation arising out of, or connected with, or relating to, this contract shall be entitled to be reimbursed for all reasonable legal fees and disbursements in connection therewith from the non-prevailing party.

     Section 15.14. Except as otherwise expressly provided in this contract, no representations, warranties, covenants or other obligations of Seller set forth in this contract shall survive the Closing, and no action based thereon shall be commenced after the Closing.

     Section 15.15. Although it is not anticipated by the parties that any sales tax shall be due and payable, Purchaser agrees that Purchaser shall pay any sales tax assessed in connection with the sale of the Personal Property to Purchaser and save, defend, indemnify and hold Seller harmless from and against any and all liability for any sales tax which may now or hereafter be imposed upon Seller or the Premises with respect to the sale of the Personal Property. The parties hereto agree that no part of the Purchase Price is attributable to Personal Property. The provisions of this Section 15.15 shall survive the Closing.

     Section 15.16. Purchaser represents and warrants that it is not listed, nor is it owned or controlled by, or acting for or on behalf of any person or entity, on the list of Specially Designated Nationals and Blocked Persons maintained by the Office of Foreign Assets Control of the United States Department of the Treasury, or any other list of persons or entities with whom Seller is restricted from doing business with. Purchaser shall provide documentary and other evidence of Purchaser's identity and ownership as may be reasonably requested by Seller at any time to enable Seller to verify Purchaser's identity or to comply with any legal request. Purchaser shall indemnify and hold Seller harmless from and against all losses, damages, liabilities, cost and expenses (including, without limitation, reasonable attorneys' fees and expenses) that are incurred by Seller and/or its affiliate that derive from a claim made by a third party against Seller and/or its affiliates arising or alleged to arise from a misrepresentation made by Purchaser hereunder or a breach of any covenant to be performed by Purchaser under this Section 15.16.

                        ARTICLE 16. Escrow of Downpayment

     Section 16.01. The proceeds of the Initial Downpayment, Further Downpayment and, if Seller has not vacated the Premises at Closing, the balance of the Purchase Price delivered by Purchaser hereunder shall be held by the Escrow Agent until the Closing (or, in the case of the balance of the Purchase Price, until such time as Seller has vacated the Premises) or sooner termination of this contract and Escrow Agent shall pay over the interest or income earned thereon, if any, to the party entitled to the Escrow Deposit (as hereinafter defined) and the party receiving such interest or income shall pay any income taxes due thereon. Seller's federal tax identification number is 22-2465228 and Purchaser's federal tax identification number is _____________. The aforesaid escrowed proceeds are sometimes referred to herein as the "Escrowed Proceeds" and the Escrowed Proceeds, together with any interest or income earned thereon, are sometimes referred to herein as the "Escrow Deposit". In the event the Closing shall occur in accordance with the provisions of this contract, then, Seller and Purchaser shall deliver to Escrow Agent written instructions directing Escrow Agent to deliver the Escrow Deposit to Seller. If for any reason the Closing does not occur pursuant to the provisions of this contract and either party makes a written demand upon Escrow Agent for payment of the Escrow Deposit, then Escrow Agent shall give written notice, in accordance with the provisions of Section 14.01 to the other party of such demand. If Escrow Agent does not receive a written objection from the other party to the proposed payment of the Escrow Deposit pursuant to the aforesaid demand within ten (10) days after the delivery of such notice by Escrow Agent, Escrow Agent is hereby authorized to make such payment in accordance with the aforesaid demand. If Escrow Agent receives written objection from the other party to the proposed payment of the Escrow Deposit pursuant to the aforesaid demand within such ten
(10) day period or if for any other reason Escrow Agent in good faith shall elect not to make such payment, Escrow Agent shall continue to hold the Escrow Deposit until otherwise directed by written instructions from Seller and Purchaser or a final judgment of a court of competent jurisdiction. The parties acknowledge that Escrow Agent is acting solely as a stakeholder at their request and for their convenience, that Escrow Agent may act upon any writing believed by it in good faith to be genuine and to be signed and presented by the proper person and the Escrow Agent shall not be deemed to be the agent of either of the parties, and that Escrow Agent shall not be liable to either of the parties for any act or omission on its part unless taken or suffered in bad faith, in willful disregard of this contract or involving gross negligence. Escrow Agent shall have no duties or responsibilities except as set forth herein. Escrow Agent shall not be bound by any modification of the contract unless the same is in writing and signed by Purchaser and Seller and if Escrow Agent's duties hereunder are affected, unless Escrow Agent shall have given prior written consent thereto.

                ARTICLE 17. Limitations on Survival of Representations,
                            Warranties, Covenants and Other Obligations

     Section 17.01. (a) EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS CONTRACT, SELLER MAKES NO REPRESENTATIONS OR WARRANTIES AS TO WHETHER THE PREMISES CONTAINS HARMFUL OR TOXIC SUBSTANCES OR PERTAINING TO THE EXTENT, LOCATION OR NATURE OF SAME. FURTHER, TO THE EXTENT THAT SELLER HAS PROVIDED OR MADE AVAILABLE TO PURCHASER INFORMATION FROM ANY INSPECTION, ENGINEERING OR ENVIRONMENTAL REPORTS, SELLER MAKES NO REPRESENTATIONS OR WARRANTIES WITH RESPECT TO THE ACCURACY OR COMPLETENESS, METHODOLOGY OF PREPARATION OR OTHERWISE CONCERNING THE CONTENTS OF SUCH REPORTS AND PURCHASER AGREES (EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS CONTRACT), TO TAKE SUBJECT TO ANY STATE OF FACTS REFERRED TO IN ANY SUCH REPORTS. PURCHASER ACKNOWLEDGES THAT SELLER HAS REQUESTED PURCHASER TO FULLY INSPECT THE PREMISES AND INVESTIGATE ALL MATTERS RELEVANT THERETO AND TO RELY SOLELY UPON THE RESULTS OF PURCHASER'S OWN INSPECTIONS OR OTHER INFORMATION OBTAINED OR OTHERWISE AVAILABLE TO PURCHASER, RATHER THAN ANY INFORMATION (OTHER THAN THAT SPECIFICALLY EMBODIED IN THIS CONTRACT OR THE EXHIBITS ANNEXED HERETO OR IN OTHER DOCUMENTS EXECUTED AND DELIVERED BY SELLER AT CLOSING) THAT MAY HAVE BEEN PROVIDED BY SELLER TO PURCHASER.

     (b) NO PERSON ACTING ON BEHALF OF SELLER IS AUTHORIZED TO MAKE, AND BY EXECUTION HEREOF, PURCHASER ACKNOWLEDGES THAT NO PERSON HAS MADE ANY REPRESENTATION, AGREEMENT, STATEMENT, WARRANTY, GUARANTEE OR PROMISE REGARDING THE PREMISES OR THE TRANSACTION CONTEMPLATED HEREIN OR THE ZONING, CONSTRUCTION, PHYSICAL CONDITION OR OTHER STATUS OF THE PREMISES EXCEPT AS MAY

BE EXPRESSLY SET FORTH IN THIS CONTRACT. NO REPRESENTATION, WARRANTY, AGREEMENT, STATEMENT, GUARANTEE OR PROMISE, IF ANY, MADE BY ANY PERSON ACTING ON BEHALF OF SELLER WHICH IS NOT CONTAINED IN THIS CONTRACT, WILL BE VALID OR BINDING ON SELLER.

     (c) PURCHASER ACKNOWLEDGES AND AGREES THAT, EXCEPT AS SPECIFICALLY PROVIDED IN SECTION 4.01 HEREOF AND IN OTHER SPECIFIC PROVISIONS OF THIS CONTRACT, SELLER HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (I) VALUE;
(II) THE INCOME TO BE DERIVED FROM THE PREMISES; (III) THE SUITABILITY OF THE PREMISES FOR ANY AND ALL ACTIVITIES AND USES WHICH PURCHASER MAY CONDUCT THEREON, INCLUDING THE POSSIBILITIES FOR FUTURE DEVELOPMENT OF THE PREMISES;
(IV) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PREMISES; (V) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE PREMISES; (VI) THE NATURE, QUALITY OR CONDITION OF THE PREMISES, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL, AND GEOLOGY;
(VII) THE COMPLIANCE OF OR BY THE PREMISES OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY; (VIII) THE MANNER OR QUALITY OF THE CONSTRUCTION OR MATERIALS, IF ANY, INCORPORATED INTO THE PREMISES; (IX) COMPLIANCE WITH ANY ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS, INCLUDING BUT NOT LIMITED TO, TITLE III OF THE AMERICANS WITH DISABILITIES ACT OF 1990, THE FEDERAL WATER POLLUTION CONTROL ACT, THE FEDERAL RESOURCE CONSERVATION AND

RECOVERY ACT, THE U.S. ENVIRONMENTAL PROTECTION AGENCY REGULATIONS AT 40 C.F.R.,
PART 261, THE COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT OF 1980, AS AMENDED, THE RESOURCE CONSERVATION AND RECOVERY ACT OF 1976, THE CLEAN WATER ACT, THE SAFE DRINKING WATER ACT, THE HAZARDOUS MATERIALS TRANSPORTATION ACT, THE TOXIC SUBSTANCE CONTROL ACT, AND REGULATIONS PROMULGATED UNDER ANY OF THE FOREGOING; (X) THE PRESENCE OR ABSENCE OF HAZARDOUS MATERIALS AT, ON, UNDER, OR ADJACENT TO THE PREMISES; (XI) THE CONTENT, COMPLETENESS OR ACCURACY OF THE DUE DILIGENCE MATERIALS OR PRELIMINARY REPORT REGARDING TITLE;
(XII) THE CONFORMITY OF THE BUILDING TO ANY PLANS OR SPECIFICATIONS FOR THE PREMISES, INCLUDING ANY PLANS AND SPECIFICATIONS THAT MAY HAVE BEEN OR MAY BE PROVIDED TO PURCHASER; (XIII) THE CONFORMITY OF THE PREMISES TO PAST, CURRENT OR FUTURE ZONING OR BUILDING REQUIREMENTS; (XIV) DEFICIENCY OF ANY UNDERSHORING;
(XV) DEFICIENCY OF ANY DRAINAGE; (XVI) THE FACT THAT ALL OR A PORTION OF THE PREMISES MAY BE LOCATED ON OR NEAR AN EARTHQUAKE FAULT LINE; (XVII) THE EXISTENCE OF VESTED LAND USE, ZONING OR BUILDING ENTITLEMENTS AFFECTING THE PREMISES; OR (XVIII) WITH RESPECT TO ANY OTHER MATTER. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT HAVING BEEN GIVEN THE OPPORTUNITY TO INSPECT THE PREMISES AND REVIEW INFORMATION AND DOCUMENTATION AFFECTING THE PREMISES, PURCHASER IS, EXCEPT TO THE EXTENT OTHERWISE SPECIFICALLY REFERENCED HEREIN, RELYING SOLELY ON ITS OWN INVESTIGATION OF THE PREMISES AND REVIEW OF SUCH INFORMATION AND DOCUMENTATION, AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY SELLER. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT ANY INFORMATION MADE AVAILABLE TO PURCHASER OF PROVIDED OR TO BE PROVIDED BY OR ON BEHALF OF

SELLER WITH RESPECT TO THE PREMISES, BY A THIRD PARTY WAS OBTAINED FROM A VARIETY OF SOURCES AND THAT SELLER HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND MAKES NO REPRESENTATIONS AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION. PURCHASER AGREES TO FULLY AND IRREVOCABLY RELEASE ALL SUCH SOURCES OF INFORMATION AND PREPARERS OF INFORMATION AND DOCUMENTATION AFFECTING THE PREMISES WHICH WERE RETAINED BY SELLER FROM ANY AND ALL CLAIMS THAT THEY MAY NOW HAVE OR HEREAFTER ACQUIRE AGAINST SUCH SOURCES AND PREPARERS OF INFORMATION FOR ANY COSTS, LOSS, LIABILITY, DAMAGE, EXPENSE, DEMAND, ACTION OR CAUSE OF ACTION ARISING FROM SUCH INFORMATION OR DOCUMENTATION. SELLER IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY ORAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PREMISES, OR THE OPERATION THEREOF, FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE SALE OF THE PREMISES AS PROVIDED FOR HEREIN IS MADE ON AN "AS IS" CONDITION AND BASIS WITH ALL FAULTS, AND THAT SELLER HAS NO OBLIGATIONS TO MAKE REPAIRS, REPLACEMENTS OR IMPROVEMENTS OR CURE ANY VIOLATIONS OR PERFORM ANY OTHER WORK OF ANY NATURE WHATSOEVER EXCEPT AS MAY OTHERWISE BE EXPRESSLY STATED HEREIN. PURCHASER REPRESENTS, WARRANTS AND COVENANTS TO SELLER THAT, EXCEPT FOR SELLER'S EXPRESS REPRESENTATIONS AND WARRANTIES AND COVENANTS SPECIFIED IN THIS CONTRACT, PURCHASER IS RELYING SOLELY UPON PURCHASER'S OWN INVESTIGATION OF THE PREMISES. THE TERMS AND PROVISIONS PERTAINING TO THE CONDITION OF THE PREMISES SHALL SURVIVE CLOSING HEREUNDER.

                               ARTICLE 18. Release

     Section 18.01. Except as may relate to any breach of a representation or warranty made by Seller contained herein (subject to the provisions of Sections
4.02 and 12.01), in which event Purchaser shall have recourse solely against Seller, Purchaser and anyone claiming by, through or under Purchaser hereby waives its right to recover from and fully and irrevocably releases Seller and its members, employees, officers, directors, partners, shareholders, fiduciaries, representative, agents, servants, attorneys, affiliates, parents, subsidiaries, successors and assigns, and all persons, firms, corporations and organizations acting in their behalf ( the "Released Parties") from any and all claims that it may now have or hereafter acquire against any of the Released Parties for any costs, loss, liability, damage, expenses, demand, action or cause of action arising from or related to any construction defects, errors, omissions or other conditions, latent or otherwise, including environmental matters, affecting the Premises, or any portion thereof. This release includes claims of which Purchaser is presently unaware or which Purchaser does not presently suspect to exist which, if known by Purchaser, would materially affect Purchaser's release to Seller.

     In this connection and to the fullest extent permitted by law, except as otherwise set forth in Sections 4.02 and 12.01 hereof, Purchaser hereby agrees, represents and warrants that Purchaser realizes and acknowledges that factual matters now unknown to it may have given or may hereafter give rise to causes of actions, claims, demand, debts, controversies, damages, costs, losses and expenses which are presently unknown, unanticipated and unsuspected, and Purchaser further agrees, represents and warrants that the waivers and releases herein have been negotiated and agreed upon in light of that realization and that Purchaser nevertheless hereby intends to release, discharge and acquit Seller and the Released Parties from any such unknown causes of action, claims, demands, debts, controversies, damages, costs, losses and expenses which might in any way be included as a material portion of the consideration given to Seller by Purchaser in exchange for Seller's performance hereunder.

     Seller has given Purchaser material concessions regarding this transaction in exchange for Purchaser agreeing to the provisions of this Section 18. Seller and Purchaser have each initialed this Section 18.01 to further indicate their awareness and acceptance of each and every provision hereof.

/s/ R.E.S.                                             /s/ A.B.
-------------------------                              -------------------------
   Purchaser's Initial                                      Seller's Initial

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                      SIGNATURE PAGE TO IMMEDIATELY FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have executed this contract as of the date first above written.

                                          SELLER:

                                          SYMS CORP

                                          By: /s/ Allen Brailsford
                                              ----------------------------------
                                          Name:  Allen Brailsford
                                          Title: EVP


                                          PURCHASER:

                                          SEITZ GROUP, INC., a Texas corporation

                                          By: /s/ R. Eric Seitz
                                              ----------------------------------
                                          Name:  R. Eric Seitz
                                          Title: President


American Title Company hereby executes
this contract for the sole purpose of
agreeing to serve as Escrow Agent in
accordance with the provisions of
Article 16 of this contract.


AMERICAN TITLE COMPANY


By:/s/ Carole Badgett
   ------------------------------
Its:

                                    EXHIBIT 1
                               DESCRIPTION OF LAND
                                 (see attached)

                                   EXHIBIT "A"

BEING a tract of land situated in the MILE'S BENNETT SURVEY ABSTRACT NO. 52, and being part of City Block 5696, City of Dallas, DALLAS County, Texas, and being more particularly described as follows:

BEGINNING at the intersection of the South line of West Mockingbird Lane, (a 90 foot ROW), which the East line of Roper Street, (a 50 foot ROW), an "X" in concrete for corner;

THENCE North 88 degrees 45 minutes 05 seconds East, with the said South line of West Mockingbird Lane, a distance of 240.13 feet to an angle point, a nail for corner;

THENCE North 86 degrees 12 minutes 35 seconds East, with the said South line of West Mockingbird Lane, a distance of 97.7 feet, a P.K. nail for corner;

THENCE South 32 degrees 18 minutes 13 seconds East, same being with the West line of Kroger Addition, an Addition to the City of Dallas, according to the plat recorded in Volume 74044, Page 914, Map Records, DALLAS County,
Texas, a distance of 520.98 feet, an iron stake for corner;

THENCE South 57 degrees 46 minutes West, a distance of 431.86 feet, an iron stake for corner;

THENCE North 32 degrees 46 minutes West, a distance of 562.51 feet to a point in the said East line of Roper Street, an "X" in concrete for corner;

THENCE North 15 degrees 04 minutes 45 seconds East, with the East line of Roper Street, a distance of 189.71 feet to the PLACE of BEGINNING and CONTAINING 6.058 acres of land.

                                   EXHIBIT "A"

BEING a tract of land situated in the MILES BENNETT SURVEY, ABSTRACT NO. 52, and the E. W. HUNT SURVEY, ABSTRACT NO. 576, and being a part of Block "E", City Block 5697, and being a part of Kroger Addition, an addition to the city of Dallas, Texas, according to the plat recorded in volume 74044 at Page 914 of the map records of DALLAS County, Texas, and being more particularly described as follows:

BEGINNING at the intersection of the South line of Mockingbird Lane, (a 90 foot R.O.W.), with the West line of Haggar Way, (a 55 foot R.O.W.), an iron stake for corner;

THENCE South 00 degrees 15 minutes East, with the said West line of Haggar Way, a distance of 576.07 feet to an angle point, an iron stake for corner;

THENCE South 57 degrees 46 minutes West, with the Northwest line of Haggar Way, a distance of 187.68 feet, an iron stake for corner;

THENCE North 32 degrees 18 minutes 13 seconds West, with the Southwest line of Kroger addition, a distance of 245.00 feet, an iron stake for corner;

THENCE North 57 degrees 46 minutes East, a distance of 49.98 feet, an iron stake for corner;

THENCE North 32 degrees 18 minutes 13 seconds West, continuing with the said Southwest line of Kroger addition, a distance of 510.10 feet to a point in the South line of Mockingbird Lane as widened by said Kroger addition, an iron stake for corner;

THENCE North 88 degrees 45 minutes 05 seconds East, with the said South line of Mockingbird Lane, a distance of 517.62 feet to the place of beginning and containing 213,303 square feet of land of 4.897 acres of land.

                                    EXHIBIT 2

                              PERMITTED EXCEPTIONS


1. Any and all present and future zoning restrictions, regulations, requirements, laws, ordinances, resolutions and orders of any city, town or village in which the Premises lies, and of all boards, bureaus, commissions, departments and bodies of any municipal, county, state or federal sovereign or other government authority now or hereafter having or acquiring jurisdiction of the Premises or the use and improvement thereof.

2. State of facts shown on an accurate survey of the Premises or any part thereof, provided such state of facts does not materially adversely affect Purchaser's ability to use the Premises for its present use.

3. The covenants, restrictions, easements, and agreements of record listed on this Exhibit, and such other covenants, restrictions, easements and agreements of record, if any, affecting the Premises, or any part thereof, provided such other covenants, restrictions, easements and agreements of record are not violated by existing structures, and do not materially adversely affect the present use of the Premises.

4. Dallas Power & Light Company and Southwestern Bell Telephone Company easement dated February 25, 1947, filed March 6, 1947, recorded in Volume 2794, Page 221, Deed Records, Dallas County, Texas.

     1. Dallas Power & Light Company and Southwestern Bell Telephone easement dated July 21, 1980, filed September 8, 1980, recorded in Volume 80177, Page 390, Deed Records, Dallas County, Texas.

     2. (a) Information: Plat recorded Volume 74044, Page 917, Plat Records of Dalles County, Texas provides for 25 foot Building line across the North and South sides and a 120 foot Building line across the East side of subject property.

          (b) Easement granted by The Atlantic Refining Company to Southwestern Bell Telephone Company and The Dallas Power and Light Company for electric transmission/distribution and communications systems located on subject property, dated October 9, 1947, filed October 21, 1947, recorded in Volume 2893, Page 330, Deed Records of Dallas County, Texas.

     (3) Easement granted by The Kroger Co., an Ohio Corporation, to Dallas Power &

          Light Company, a Texas Corporation, and Southwestern Bell Telephone Company. a Missouri Corporation, for electric and/or communication system or systems located on the subject property, dated June 12, 1974, filed July 10, 1974, recorded in Volume 74134, Page 0882, Deed Records of Dallas County, Texas.

5. Discrepancies, conflicts in boundary lines, shortage in area, encroachments, or any other facts which a correct survey would disclose, and which are not shown by the public records

6. Rights of others, both public and private, in and to lands lying within adjacent roadbeds.

7. Any exception to coverage by Purchaser's Title Company, other than a Permitted Encumbrance, provided that Purchaser's Title Company insures same against collection out of or enforcement against the Premises or, as to a lender, omits same from coverage or provides affirmative insurance typically acceptable to commercial lending institutions making similar loans.

8. Any easement or right of use created in favor of any public utility company for electricity, steam, gas, telephone, water or other service, and the right to install, use, maintain, repair and replace wires, cables, terminal boxes, lines, service connections, poles, mains, facilities and the like, upon, under and across the Premises.

9. The printed exceptions contained in the form of title insurance policy then issued by Purchaser's Title Company which shall insure Purchaser's title.

10. Possible lack of right to maintain vaults, fences retaining walls, chutes, cornices and other installations encroaching beyond the property line of the Premises and possible variance between the record description and the tax map.

11. Encroachments of stoops, areas, cellar steps, trim and cornices, lintels, window sills, awnings, canopies, ledges, fences, coping and retaining walls, if any, projecting from the Premises over any street or highway, or over any adjoining property and encroachment of similar elements projecting from adjoining property over the Premises.

12. Except to 10 feet along North side and 5 feet along East and Southeast sides dedicated for street widening, as per recorded plat.

                                    EXHIBIT 3

                              FORM OF BILL OF SALE

     KNOW ALL MEN BY THESE PRESENTS, that SYMS CORP, a New Jersey corporation having an office at One Syms Way, Secaucus, New Jersey 07094 ("Seller") for and in consideration of the sum of Ten and 00/100 Dollars ($10.00) and for other good and valuable consideration in hand paid to Seller by SEITZ GROUP, INC., a Texas corporation, having an office at Suite 110, 2805 Dallas Parkway, Plano, Texas 75093 ("Purchaser"), the receipt and sufficiency of whereof are hereby acknowledged, has transferred and conveyed and by these presents does quitclaim, release, transfer and convey unto Purchaser, its successors and assigns, the Personal Property, as defined in that certain Contract of Sale between Seller and Purchaser dated ________, 200_ (the "Contract").

     TO HAVE AND TO HOLD, the same unto Purchaser, its successors and assigns, forever.

     This transfer is made as part of the transfer of the Premises (as defined in the Contract) and both parties agree and acknowledge that no part of the consideration therefor is allocated to the Personal Property.

     This transfer is made without representation, warranty or guaranty by, or recourse against, Seller of any kind whatsoever.

     Except as otherwise set forth in the Contract, neither Seller nor any agent or representative of Seller has made, and Seller is not liable or bound in any manner by, any express or implied warranties, guaranties, inducements, representations or information pertaining to the Personal Property or any part thereof, the physical condition, the uses which can be made of the same or any other matter or thing with respect thereto and the Personal Property is being transferred "as is".

     EXECUTED this ________ day of ________________, 200_.

                                          SELLER:

                                          SYMS CORP

                                          By:
                                              ----------------------------------
                                          Its:


                                          PURCHASER:

                                          SEITZ GROUP, INC.

                                          By:
                                              ----------------------------------
                                          Its: